UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported 04/18/2008)

                                 Med Gen Inc.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)

           Nevada                   000-29171           65-0703559
---------------------------      ----------------    -------------------
(State or other Jurisdiction     (Commission File      (IRS Employer
     of incorporation)                Number)        Identification No.)


     7280 West Palmetto Park Road, Suite #306, Boca Raton, FL 33433
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            (Address of principal executive offices)


                          561-750-1100
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                   (Issuer's telephone number)


                         Not Applicable
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  (Former name or former address,if changed since last report)

                     All Correspondence to:
                       Paul B Kravitz CEO
                       C/O Med Gen Inc.
                  7280 West Palmetto Park Road
                           Suite #306
                      Boca Raton, Florida 33433

Item 3.03  Material Modification to Rights of Security Holders
---------  ---------------------------------------------------

On April 17th,2008 The Board of Directors approved the issuance of 200,000 Preferred "A" shares from the 5,000,000 already authorized and unissued.

Mr. Paul Kravitz and Mr. Paul Mitchell were issued 100,000
Preferred "A" shares, respectively.

The terms of those Preferred "A" shares are as follows:

Each share of Preferred "A" shares can convert into 1000 common shares of stock.
The owners of the Preferred "A" shares can vote their shares at any event that the common class can vote. The amount of shares voted will be counted as if the owner had converted into common shares. In effect management can vote 200,000,000 shares at any voting of the common class of shares.

A Certificate of Designation pursuant to NRS 78.1955 will be filed at the Secretary of State of Nevada.



Item 8.01  Other Events.
---------  ------------

The Company has borrowed a total of $7,715,000 from its lenders and repaid
$1,778,812.13 dollars.

The lenders can convert their loans into freely trading common shares on the sixth month anniversary of their loan pursuant to Rule 144 as long as the Company is current with its public information and convert on the one year anniversary of their loan without any further requirements under the Securities Laws. The lender has converted $1,778,812.13 in convertible debentures into 3,744,773,830 common shares. The conversion formula is based upon a 55% discount to the lowest bid price over the last 20 trading days.

The loan tranches and dates of potential conversion are as follows:

March 30,2005        $  740,000    Paid In Full
May 25,2005          $  700,000    Paid in Full
August 23,2005       $  100,000    Paid In Full
August 31,2005       $  500,000
October 26, 2005     $  600,000
February 23, 2006    $  600,000
April 21, 2006       $  750,000
August 10, 2006      $1,500,000
January 10,2007      $  350,000
February 14,2007     $  350,000
June 21, 2007        $  650,000
September 30,2007    $  350,000
February 4th, 2008   $  525,000


The Company has 4,709,806,676 common shares outstanding as of the date of this filing and over 1800 total shareholders per ADP non-objecting beneficial owners list). The Company is authorized to issue up to 12,495,000,000 total common shares.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Med Gen Inc.
Date: April 17th,2008
                                   /s/Paul B. Kravitz
                                   ----------------------------------
                                   Paul B. Kravitz,
                                   Chairman & Chief Executive Officer